Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$12,517	11,414	9.7%	9.7	—

Europe	6,332	6,024	5.1	10.0	(4.9)
Western Hemisphere excluding U.S.	1,587	1,482	7.1	14.3	(7.2)
Asia-Pacific, Africa	4,310	4,506	(4.3)	4.1	(8.4)
International	12,229	12,012	1.8	8.3	(6.5)

Worldwide	$24,746	23,426	5.6%	9.0	(3.4)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,735	1,557	11.4%	11.4	—
International	2,117	2,029	4.4	11.3	(6.9)
	3,852	3,586	7.4	11.3	(3.9)

Pharmaceutical (1)
U.S.	7,023	6,632	5.9	5.9	—
International	6,390	6,237	2.4	8.6	(6.2)
	13,413	12,869	4.2	7.2	(3.0)

Pharmaceutical excluding COVID-19 Vaccine (1)
U.S.	7,023	6,557	7.1	7.1	—
International	5,643	5,855	(3.6)	2.4	(6.0)
	12,666	12,412	2.0	4.9	(2.9)

MedTech (1)
U.S.	3,759	3,225	16.6	16.6	—
International	3,722	3,746	(0.6)	6.2	(6.8)
	7,481	6,971	7.3	11.0	(3.7)

U.S.	12,517	11,414	9.7	9.7	—
International	12,229	12,012	1.8	8.3	(6.5)
Worldwide	24,746	23,426	5.6	9.0	(3.4)

U.S.	12,517	11,339	10.4	10.4	—
International	11,482	11,630	(1.3)	5.2	(6.5)
Worldwide excluding COVID-19 Vaccine (1)	$23,999	22,969	4.5%	7.7	(3.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedule.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2023		2022		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$24,746	100.0	$23,426	100.0	5.6
Cost of products sold	8,395	33.9	7,598	32.4	10.5
Gross Profit	16,351	66.1	15,828	67.6	3.3
Selling, marketing and administrative expenses	6,138	24.8	5,938	25.4	3.4
Research and development expense	3,563	14.4	3,462	14.8	2.9
In-process research and development	49	0.2	610	2.6
Interest (income) expense, net	(20)	(0.1)	(12)	(0.1)
Other (income) expense, net	7,228	29.2	(102)	(0.4)
Restructuring	130	0.6	70	0.3
Earnings/(Loss) before provision for taxes on income	(737)	(3.0)	5,862	25.0	(112.6)
Provision for/(Benefit from) taxes on income	(669)	(2.7)	713	3.0	(193.8)
Net earnings/(Loss)	$(68)	(0.3)	$5,149	22.0	(101.3)

Net earnings/(Loss) per share (Basic/Diluted)*	$(0.03)		$1.93		(101.6)

Average shares outstanding (Basic/Diluted)*	2,605.5		2,666.5

Effective tax rate	90.8%		12.2%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,468	34.2	$8,218	35.1	3.0
Net earnings	$7,068	28.6	$7,129	30.4	(0.9)
Net earnings per share (Diluted)	$2.68		$2.67		0.4
Average shares outstanding (Diluted)**	2,634.3		2,666.5
Effective tax rate	16.5%		13.3%

* Basic shares are used to calculate loss per share as use of diluted shares when in a loss position would be anti-dilutive.

** Difference of 28.8 shares due to anti-dilutive impact on net loss position.

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		First Quarter
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings/(Loss), after tax- as reported	$(68)	$5,149

	Pre-tax Adjustments
	Litigation expense	6,900	-
	Intangible Asset Amortization expense	1,204	1,108
	COVID-19 Vaccine related costs[1]	444	-
	Consumer Health separation costs	300	102
	Restructuring related[2]	130	72
	(Gains)/losses on securities	72	411
	Medical Device Regulation[3]	64	60
	IPR&D	49	610
	Acquisition, integration and divestiture related	42	-
	Other	-	(7)

	Tax Adjustments
	Tax impact on special item adjustments [4]	(2,057)	(393)
	Consumer Health separation tax related costs	11	96
	Tax legislation and other tax related	(23)	(79)
	Adjusted Net Earnings, after tax	$7,068	$7,129
	Average shares outstanding (Diluted)	2,634.3	2,666.5
	Adjusted net earnings per share (Diluted)	$2.68	$2.67
	Operational adjusted net earnings per share (Diluted)	$2.75

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In the first quarter of 2023, the company completed a prioritization of its research and development (R&D) investment within the Pharmaceutical segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, HIV and hepatitis. The restructuring expenses of $130 million in the quarter include the termination of partnered and non-partnered program costs and asset impairments.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FIRST QUARTER 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	7.4%	4.2%	7.3%	5.6%
U.S.	11.4%	5.9%	16.6%	9.7%
International	4.4%	2.4%	(0.6)%	1.8%

WW Currency	(3.9)	(3.0)	(3.7)	(3.4)
U.S.	—	—	—	—
International	(6.9)	(6.2)	(6.8)	(6.5)

WW Operational	11.3%	7.2%	11.0%	9.0%
U.S.	11.4%	5.9%	16.6%	9.7%
International	11.3%	8.6%	6.2%	8.3%

Abiomed			(4.6)	(1.4)
U.S.			(8.2)	(2.3)
International			(1.6)	(0.5)

All Other Acquisitions and Divestitures	0.0	0.0	0.0	0.0
U.S.	0.0	0.0	0.0	0.0
International	0.0	0.2	0.0	0.1

WW Adjusted Operational	11.3%	7.2%	6.4%	7.6%
U.S.	11.4%	5.9%	8.4%	7.4%
International	11.3%	8.8%	4.6%	7.9%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$745	670	11.0%	11.0%	—%
Intl	897	791	13.5	19.8	(6.3)
WW	1,642	1,461	12.4	15.8	(3.4)

SKIN HEALTH / BEAUTY
US	617	544	13.4	13.4	—
Intl	493	468	5.3	12.6	(7.3)
WW	1,110	1,012	9.7	13.1	(3.4)

ORAL CARE
US	159	143	11.6	11.6	—
Intl	202	223	(9.6)	(4.0)	(5.6)
WW	361	366	(1.3)	2.1	(3.4)

BABY CARE
US	96	85	13.0	13.0	—
Intl	263	270	(2.8)	4.5	(7.3)
WW	359	355	1.0	6.5	(5.5)

WOMEN'S HEALTH
US	3	3	1.8	1.8	—
Intl	214	224	(4.9)	4.1	(9.0)
WW	217	228	(4.8)	4.1	(8.9)

WOUND CARE / OTHER
US	115	112	2.6	2.6	—
Intl	49	52	(6.0)	2.3	(8.3)
WW	164	164	(0.1)	2.5	(2.6)

TOTAL CONSUMER HEALTH
US	1,735	1,557	11.4	11.4	—
Intl	2,117	2,029	4.4	11.3	(6.9)
WW	$3,852	3,586	7.4%	11.3%	(3.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,448	2,501	(2.1)%	(2.1)%	—%
Intl	1,664	1,617	2.9	9.7	(6.8)
WW	4,112	4,119	(0.2)	2.5	(2.7)
REMICADE
US	276	358	(22.8)	(22.8)	—
US Exports (4)	41	80	(48.8)	(48.8)	—
Intl	170	225	(24.4)	(20.0)	(4.4)
WW	487	663	(26.5)	(25.0)	(1.5)
SIMPONI / SIMPONI ARIA
US	271	287	(5.6)	(5.6)	—
Intl	266	283	(6.1)	1.8	(7.9)
WW	537	571	(5.8)	(1.9)	(3.9)
STELARA
US	1,451	1,379	5.2	5.2	—
Intl	993	909	9.3	16.2	(6.9)
WW	2,444	2,288	6.8	9.6	(2.8)
TREMFYA
US	406	391	3.9	3.9	—
Intl	234	199	17.3	24.9	(7.6)
WW	640	590	8.4	11.0	(2.6)
OTHER IMMUNOLOGY
US	3	6	(51.2)	(51.2)	—
Intl	0	0	—	—	—
WW	3	6	(51.3)	(51.3)	0.0

INFECTIOUS DISEASES
US	392	461	(14.9)	(14.9)	—
Intl	1,193	836	42.8	49.2	(6.4)
WW	1,586	1,297	22.3	26.4	(4.1)
COVID-19 VACCINE
US	0	75	*	*	—
Intl	747	382	95.6	*	(8.9)
WW	747	457	63.4	70.8	(7.4)
EDURANT / rilpivirine
US	9	9	(1.4)	(1.4)	—
Intl	271	239	13.4	18.7	(5.3)
WW	280	248	12.8	18.0	(5.2)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	378	369	2.5	2.5	—
Intl	99	132	(25.2)	(21.2)	(4.0)
WW	477	501	(4.8)	(3.7)	(1.1)
OTHER INFECTIOUS DISEASES
US	5	8	(33.1)	(33.1)	—
Intl	77	83	(7.6)	(5.6)	(2.0)
WW	82	91	(9.8)	(8.0)	(1.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$978	843	16.0%	16.0%	—%
Intl	826	898	(8.1)	(3.1)	(5.0)
WW	1,804	1,741	3.6	6.1	(2.5)
CONCERTA / methylphenidate
US	70	35	*	*	—
Intl	136	122	11.4	20.2	(8.8)
WW	206	157	31.4	38.2	(6.8)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	713	661	7.9	7.9	—
Intl	331	387	(14.6)	(8.9)	(5.7)
WW	1,044	1,048	(0.4)	1.7	(2.1)
SPRAVATO
US	111	61	82.4	82.4	—
Intl	20	9	*	*	*
WW	131	70	86.9	88.0	(1.1)
OTHER NEUROSCIENCE
US	84	86	(3.5)	(3.5)	—
Intl	339	380	(10.7)	(7.6)	(3.1)
WW	423	467	(9.4)	(6.9)	(2.5)

ONCOLOGY
US	1,889	1,582	19.4	19.4	—
Intl	2,223	2,369	(6.1)	(0.1)	(6.0)
WW	4,112	3,950	4.1	7.7	(3.6)
CARVYKTI
US	70	—	*	*	—
Intl	2	—	*	*	—
WW	72	—	*	*	—
DARZALEX
US	1,191	953	25.0	25.0	—
Intl	1,072	903	18.8	26.4	(7.6)
WW	2,264	1,856	22.0	25.7	(3.7)
ERLEADA
US	249	206	21.2	21.2	—
Intl	293	194	50.9	60.7	(9.8)
WW	542	400	35.6	40.3	(4.7)
IMBRUVICA
US	270	370	(27.1)	(27.1)	—
Intl	557	668	(16.6)	(11.7)	(4.9)
WW	827	1,038	(20.3)	(17.2)	(3.1)
ZYTIGA / abiraterone acetate
US	16	19	(14.0)	(14.0)	—
Intl	229	520	(56.0)	(52.2)	(3.8)
WW	245	539	(54.5)	(50.9)	(3.6)
OTHER ONCOLOGY
US	92	34	*	*	—
Intl	70	84	(17.2)	(12.1)	(5.1)
WW	162	118	37.4	41.0	(3.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$600	572	4.9%	4.9%	—%
Intl	272	279	(2.7)	5.3	(8.0)
WW	872	852	2.4	5.0	(2.6)
OPSUMIT
US	273	273	(0.1)	(0.1)	—
Intl	167	170	(1.6)	6.1	(7.7)
WW	440	443	(0.7)	2.3	(3.0)
UPTRAVI
US	304	269	13.1	13.1	—
Intl	58	56	3.3	9.4	(6.1)
WW	362	325	11.4	12.4	(1.0)
OTHER PULMONARY HYPERTENSION
US	23	30	(22.4)	(22.4)	—
Intl	47	53	(12.6)	(1.8)	(10.8)
WW	70	83	(16.1)	(9.3)	(6.8)

CARDIOVASCULAR / METABOLISM / OTHER
US	715	672	6.3	6.3	—
Intl	212	238	(10.8)	(6.3)	(4.5)
WW	927	910	1.8	3.0	(1.2)
XARELTO
US	578	508	13.7	13.7	—
Intl	—	—	—	—	—
WW	578	508	13.7	13.7	—
OTHER
US	137	164	(16.7)	(16.7)	—
Intl	212	238	(10.8)	(6.3)	(4.5)
WW	349	402	(13.2)	(10.5)	(2.7)

TOTAL PHARMACEUTICAL
US	7,023	6,632	5.9	5.9	—
Intl	6,390	6,237	2.4	8.6	(6.2)
WW	$13,413	12,869	4.2%	7.2%	(3.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3)

INTERVENTIONAL SOLUTIONS
US	$863	494	74.5%	74.5%	—%
Intl	640	597	7.1	14.9	(7.8)
WW	1,503	1,092	37.6	41.9	(4.3)

ELECTROPHYSIOLOGY
US	571	470	21.4	21.4	—
Intl	522	532	(1.8)	6.1	(7.9)
WW	1,092	1,002	9.1	13.3	(4.2)

ABIOMED
US	264	—	*	*	—
Intl	60	—	*	*	—
WW	324	—	*	*	—

OTHER INTERVENTIONAL SOLUTIONS
US	28	24	17.4	17.4	—
Intl	58	65	(11.7)	(5.0)	(6.7)
WW	87	90	(3.9)	1.1	(5.0)

ORTHOPAEDICS
US	1,363	1,289	5.8	5.8	—
Intl	881	899	(2.0)	4.0	(6.0)
WW	2,245	2,188	2.6	5.1	(2.5)

HIPS
US	241	225	7.3	7.3	—
Intl	149	164	(9.0)	(3.6)	(5.4)
WW	390	389	0.4	2.7	(2.3)

KNEES
US	226	201	12.4	12.4	—
Intl	142	138	3.4	9.6	(6.2)
WW	368	339	8.7	11.3	(2.6)

TRAUMA
US	491	475	3.2	3.2	—
Intl	267	273	(2.4)	3.6	(6.0)
WW	757	748	1.2	3.4	(2.2)

SPINE, SPORTS & OTHER
US	406	387	4.7	4.7	—
Intl	323	324	(0.3)	5.9	(6.2)
WW	729	712	2.4	5.2	(2.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (Continued)

SURGERY
US	$975	921	5.9%	5.9%	—%
Intl	1,459	1,513	(3.6)	3.1	(6.7)
WW	2,434	2,434	0.0	4.1	(4.1)

ADVANCED
US	444	417	6.5	6.5	—
Intl	673	729	(7.6)	(1.1)	(6.5)
WW	1,118	1,146	(2.5)	1.6	(4.1)

GENERAL
US	531	504	5.4	5.4	—
Intl	785	784	0.2	7.0	(6.8)
WW	1,316	1,288	2.2	6.4	(4.2)

VISION
US	558	521	7.1	7.1	—
Intl	743	736	0.8	8.0	(7.2)
WW	1,300	1,257	3.4	7.6	(4.2)

CONTACT LENSES / OTHER
US	444	400	11.1	11.1	—
Intl	509	511	(0.3)	7.9	(8.2)
WW	953	910	4.7	9.3	(4.6)
SURGICAL
US	114	121	(6.0)	(6.0)	—
Intl	233	226	3.3	8.0	(4.7)
WW	347	347	0.1	3.1	(3.0)

TOTAL MEDTECH
US	3,759	3,225	16.6	16.6	—
Intl	3,722	3,746	(0.6)	6.2	(6.8)
WW	$7,481	6,971	7.3%	11.0%	(3.7)%

See footnotes at end of schedule

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures; refer to supplemental sales schedules
(4) Reported as U.S. sales

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	FIRST QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency

Pharmaceutical
U.S.	$7,023	6,632	5.9%	5.9	-
International	6,390	6,237	2.4	8.6	(6.2)
Worldwide	13,413	12,869	4.2	7.2	(3.0)

COVID-19 Vaccine
U.S.	0	75	*	*	-
International	747	382	95.6	*	(8.9)
Worldwide	747	457	63.4	70.8	(7.4)

Pharmaceutical excluding COVID-19 Vaccine
U.S.	7,023	6,557	7.1	7.1	-
International	5,643	5,855	(3.6)	2.4	(6.0)
Worldwide	12,666	12,412	2.0	4.9	(2.9)

Worldwide
U.S.	12,517	11,414	9.7	9.7	-
International	12,229	12,012	1.8	8.3	(6.5)
Worldwide	24,746	23,426	5.6	9.0	(3.4)

COVID-19 Vaccine
U.S.	0	75	*	*	-
International	747	382	95.6	*	(8.9)
Worldwide	747	457	63.4	70.8	(7.4)

Worldwide
U.S.	12,517	11,339	10.4	10.4	-
International	11,482	11,630	(1.3)	5.2	(6.5)
Worldwide excluding COVID-19 Vaccine	$23,999	22,969	4.5%	7.7	(3.2)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)
Certain prior year amounts have been reclassified to
conform to current year product disclosures
	2021	2022				2022
	Full Year	Q1	Q2	Q3	Q4	Full Year
PHARMACEUTICAL SEGMENT (1)
NEUROSCIENCE (2)
SPRAVATO
US	$198	61	74	88	105	328
INTL	26	9	11	12	14	46
WW	224	70	85	100	119	374
OTHER NEUROSCIENCE (2)
US	427	86	93	106	91	376
Intl	1,647	380	341	286	351	1,358
WW	2,074	467	433	393	442	1,734
ONCOLOGY
CARVYKTI
US	—	—	24	55	54	133
INTL	—	—	—	—	—	—
WW	—	—	24	55	54	133
OTHER ONCOLOGY
US	110	34	33	37	52	156
INTL	458	84	72	64	63	283
WW	568	118	106	100	114	438
CARDIOVASCULAR / METABOLISM / OTHER
OTHER (3)
US	754	164	148	147	110	569
INTL	927	238	215	198	194	845
WW	1,682	402	363	345	304	1,414

MEDTECH SEGMENT (1)
INTERVENTIONAL SOLUTIONS
ELECTROPHYSIOLOGY	1,730	470	499	520	547	2,036
US	1,893	532	469	453	447	1,901
INTL	3,623	1,002	968	973	994	3,937
WW
ABIOMED (4)
US	—	—	—	—	31	31
INTL	—	—	—	—	—	—
WW	—	—	—	—	31	31
OTHER INTERVENTIONAL SOLUTIONS
US	106	24	26	27	25	102
Intl	242	65	56	60	48	230
WW	$348	90	81	87	73	332

Note: Columns and rows within tables may not add due to rounding.

(1) Unaudited
(2) Other Neuroscience is inclusive of RISPERDAL CONSTA, which was previously disclosed separately
(3) Other is inclusive of INVOKANA, which was previously disclosed separately
(4) Acquired on December 22, 2022